Exhibit 10.6

English Translation

Execution Copy

King Reach Limited

(“King Reach”)

And

Great Faith Group Limited

(“Great Faith”)

And

Allstrong Investments Limited

(Collectively “Pledgors”)

And

VODone Limited

(“Pledgee”)

Equity Pledge Agreement

about Dragon Joyce Limited

Certified True Copy

October 9, 2009

/s/ Lau Yik Chi

LAU YIK CHI

Solicitor, Hong Kong SAR

Jones Day

5 NOV 2009

Table of Contents

1. INTERPRETATIONS	4
2. PLEDGE	5
3. CONTINUATION OF PLEDGE	5
4. RECOGNITION AND ACKNOWLEDGEMENT BY THE COMPANY	5
5. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS	6
6. ENFORCEMENT OF PLEDGE	7
7. TAXES AND OTHER DEDUCTIONS	8
8. COSTS, CHARGES AND EXPENSES	8
9. INDEMNITY	8
10. FURTHER ASSURANCE	9
11. POWER OF ATTORNEY	9
12. SUSPENSE ACCOUNT	9
13. WAIVER AND SEVERABILITY	10
14. TERM OF THE AGREEMENT	10
15. MISCELLANEOUS	10
16. ASSIGNMENT	12
17. NOTICES	12
18. GOVERNING LAWS AND JURISDICTION	13
Annex 2 Instrument of Transfer, Board Resolution and Notice about Withdrawal of Directors	18
Annex 3 Supplementary Agreement to Pledge Agreement	25
Annex A Instrument of Transfer, Board Resolution and Notice about Withdrawal of Directors	28

THIS EQUITY PLEDGE AGREEMENT (“this Agreement”) is made and entered into as of October 9, 2009 by and among:

(1)             King Reach Limited, a company limited duly registered in the British Virgin Islands and validly existing, having its registered address at P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands (hereinafter referred to as “King Reach”);

(2)             Great Faith Group Limited, a company limited duly registered in the British Virgin Islands and validly existing, having its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (hereinafter referred to as “Great Faith”);

(3)             Allstrong Investments Limited, a company limited duly registered in the British Virgin Islands and validly existing, having its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (hereinafter referred to as “Allstrong”);

(King Reach, Great Faith and Allstrong are hereinafter collectively referred to as the “Pledgors”.)

(4)             VODone Limited, a company limited duly registered in Bermuda and listed at the Stock Exchange of Hong Kong Limited (“SEHK”) (stock code: 00082), with its principal place of business at Room 3006, 30F, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong (hereinafter referred to as the “Pledgee”);

(5)             Dragon Joyce Limited, a limited liability company duly registered under the laws of the British Virgin Islands, having its registered address at P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands (hereinafter referred to as the “Company”).

(In this Agreement, all the said parties are hereinafter individually referred to as a “Party” and collectively as the “Parties”.)

WHEREAS,

(1)            The Pledgors are formerly the registered shareholders of all the share interest of the Company. Pursuant to the Share Purchase Agreement (hereinafter referred to as the “Contract”) dated October 9, 2009 between the Pledgee and the Pledgors, the Pledgee will purchase from the Pledgors 70% of share interest in the Company. Thus, following the consummation of the transaction contemplated under the Contract, the Pledgors will hold 30% of share interest in the Company. At the signing of this Agreement, the capital contributions and shareholding percentages of the shareholders in the issued share capital of the Company are shown in Part A of Annex 1 hereto.

(2)             As a guarantee for the performance of the Contractual Obligations (as defined below) by the Pledgors, the Pledgors agree to pledge the pledged shares to the Pledgee and grant the right of priority in compensation to the Pledgee.

(3)             This Agreement shall become effective following consummation of the transaction contemplated under the Contract. Following effectiveness of this Agreement, the capital contributions and shareholding percentages of the shareholders in the issued share capital of the Company are shown in Part B of Annex 1 hereto. The terms used in this Agreement (including its preamble) shall have the meanings as ascribed to them in the Contract.

NOW, THEREFORE, the Parties hereby agree below after negotiations:

1. INTERPRETATIONS

1.1           Definitions and interpretations: For the purpose of this Agreement, unless the context otherwise requires:

“Articles of Association”	means the present articles of association of the Company, including any amendment as may be made thereto from time to time after the execution of this Agreement.

“Share Interest”

means the 30% share interest in the Company held by the Pledgors following the payment of the capital by the Pledgors to the Company, including the rights to receive dividends and other distributions under the Articles of Association or other documents of the Company, and any other rights and interests attached to their share interest pursuant to the Company’s Articles of Association or applicable laws;

“Secured Obligations”

means the obligations of the Pledgors under the Contract, including (i) any losses caused to the Pledgee and (ii) any and all expenses incurred or paid by the Pledgee as a result of any breach of the obligations set forth in the Contract by the Pledgors.

1.2           Successors and Assignees: Any reference to the Pledgee, the Pledgors and the Company shall, where the context permits, include their respective successors and permitted assignees and any persons deriving title under them.

1.3           Miscellaneous: In this Agreement, unless the context requires otherwise, references to provisions of any law or regulation shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time; words importing the singular include the plural and vice versa and words importing a gender include every gender; unless otherwise stated, references to Clauses are to clauses of this Agreement. Clause headings are inserted for reference only and shall be ignored in construing this Agreement.

2. PLEDGE

2.1           Pledge. the Pledgors hereby pledge their Share Interest (including all the rights, title and interests in and to the Share Interest) to the Pledgee as the guarantee for the Secured Obligations. The Pledgors agree to enter into the document given in Annex 2 while signing this Agreement, deliver the originals of share certificates of the pledged Share Interest to the Pledgee for custody and change the Pledgee as the contact person recognized by the company registration agent.

2.2           Completion of Security. If stipulated by applicable laws, the Pledgors and the Company shall promptly handle all the necessary approvals, registrations and other procedures in respect of the pledge hereunder in accordance with relevant regulations. The Company shall put such pledge on the Company’s records on the signing date of this Agreement.

2.3           No Obligation. Notwithstanding the provisions herein, the Pledgors shall at all times comply with and observe their relevant obligations as the Company’s shareholders, while the exercise by the Pledgee of any right hereunder shall not exempt the Pledgors from their said obligations. The Pledgee shall not bear any obligation or liability to the Company by reason of this Agreement.

2.4           Indemnity for Default. Subject to Article 2.3 hereof, if the Pledgors fail to comply with their obligations relating to the Share Interest or their obligations hereunder, the Pledgee may (but not obligated to) cause such obligations to be performed. The Pledgors undertake that upon the Pledgee’s request, they will compensate the expenses incurred by the Pledgee by so doing. The Pledgors shall indemnify the Pledgee and keep the Pledgee indemnified against all the other claims, liabilities, losses or expenses incurred or made against the Pledgee or its designated person as a result thereof. For the avoidance of doubt, such claims, liabilities, losses or expenses shall constitute a part of the Secured Obligations.

3. CONTINUATION OF PLEDGE

If the Pledgors make further capital contribution to the registered capital of the Company after signing of this Agreement, the Pledgors and the Company shall, while paying such new capital, sign a supplementary agreement in both substance and form fully identical to those of Annex 3 and within 15 working days after signing of such supplementary agreement, complete all the steps necessary for the pledge created on the share interest formed by such new capital contribution to be effective (including relevant approvals, registrations and filings, if necessary).

4. RECOGNITION AND ACKNOWLEDGEMENT BY THE COMPANY

By signing this Agreement, the Company acknowledges the pledge made by the Pledgors under this Agreement. The Company further agrees that it will from time to time do or permit to be done any act or thing as is necessary for the Pledgee to improve the pledge hereunder or enforce its rights hereunder and will not do any act that is detrimental to the Pledgee’s interests hereunder. Specifically, the Company agrees that after any event of default has occurred and continues, it will pay the Pledgee all the sums payable to the Pledgors in respect of the Share Interest to the extent permitted by law.

5. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

5.1           The Pledgors. The Pledgors hereby represent and warrant to and undertake with the Pledgee that during the continuance of this Agreement and prior to the payment of all or part of the Secured Obligations:

5.1.1                             They are the sole owner of the Share Interest and have neither conferred nor will confer on any other person any interest, right of subscription or other right relating to the Company;

5.1.2                             The Share Interest is free of any security interest and after the execution of this Agreement, they shall not create, agree to create or permit to exist any security interest (other than those created herein);

5.1.3                             This Agreement constitutes their legal, valid and binding obligation enforceable them in accordance with the terms hereof.

5.1.4                             They will:

5.1.4.1                   warrant that no amendment or supplement will be made to the Articles of Association without the prior written consent of the Pledgee;

5.1.4.2                   always be the shareholders of the Company (subject to the provisions herein);

5.1.4.3                   from time to time do or permit any act or thing as may be necessary for the Pledgee to enforce its rights hereunder;

5.1.4.4                   warrant that the contact person recognized by the Company’s registration agent will not be changed without the prior written consent of the Pledgee.

5.1.5                             Without the prior written consent of the Pledgee, they will not waive, exempt or abandon any claim relating to the Share Interest or other party’s liability or enter into any settlement or compromise in respect of the same and they will not do or omit to do any act or thing likely to affect the full performance of the obligations of the other parties;

5.1.6                             Without the prior written consent of the Pledgee, they have not consented and will not consent to the creation of any pledge or guarantee by the other shareholders of the Company on their respective share interests held in the Company;

5.1.7                             They will cause the Company to always perform the Company’s obligations under Article 4;

5.1.8                             Except with the prior written consent of the Pledgee, they will maintain the holding of the Share Interest of the Company;

5.1.9                             They will give the Pledgee prior 10 days written notice in respect of each capital contribution made to the registered capital of the Company following the signing of this Agreement;

5.1.10                      There are no present litigations, arbitrations or administrative proceedings likely to prevent the Pledgors from performing their obligations hereunder and to the Pledgors’ knowledge, there are no forthcoming or threatened litigations, arbitrations or administrative proceedings likely to have a material adverse effect on the performance by the Pledgors of their obligations hereunder.

5.2           The Company. The Company hereby represents and warrants to and undertakes with the Pledgee that during the continuance of this Agreement and prior to the payment of all or part of the Secured Obligations:

5.2.1                             The Pledgors are the sole owner of the Share Interest; and

5.2.2                             The Share Interest is free and clear of any security interest (except those created pursuant hereto).

5.3           Continuing Representation and Warranty. The Pledgors and the Company also represent and warrant to and undertake with the Pledgee that the representations and warranties that they make in Clause 5.1 and Clause 5.2 (as the case may be) will be true and accurate throughout the continuance of this Agreement with reference to the facts and circumstances subsisting from time to time.

5.4           Reliance. The Pledgors and the Company acknowledge that they have made the representations and warranties in Clause 5.1 and Clause 5.2 (as the case may be) in order for the Pledgee to enter into this Agreement and the Pledgee has entered into this Agreement in full reliance upon the foregoing representations and warranties.

6. ENFORCEMENT OF PLEDGE

6.1           Enforceability. When any Event of Default occurs and continues, the security created herein shall be enforceable. Once this Agreement becomes enforceable, the Pledgee or its designated person can exercise all its rights in respect of the Share Interest without further notice or authorization, as if the Pledgee is the sole beneficial owner of the Share Interest.

6.2           Sale or Disposal of the Share Interest. Subject to Clause 6.1 hereof, the

Pledgee or its designated person can sell or otherwise dispose of the Share Interest upon occurrence of an Event of Default. The Pledgee has the absolute discretion to exercise the said right of sale (whether by public auction, sale by agreement or otherwise) in the manner, time and consideration as it thinks fit (whether by immediate payment or installment payment).

7. TAXES AND OTHER DEDUCTIONS

All sums payable by the Pledgors or the Company under this Agreement shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any tax or other deductions or withholdings of any nature. If any Pledgor or any other person is required by any law or regulation to make any deduction or withholding (on account of tax or otherwise) from any payment for the account of the Pledgee, such Pledgor shall, together with such payment, pay such additional amount as will ensure that the Pledgee receives (free and clear of any tax or other deductions or withholdings) the full amount which it would have received if no such deduction or withholding had been required. The Pledgor shall promptly forward to the Pledgee copies of official receipts or other evidence showing that the full amount of any such deduction or withholding has been paid over to the relevant taxation or other authority.

8. COSTS, CHARGES AND EXPENSES

The Pledgors shall from time to time forthwith on demand pay to or reimburse the Pledgee for:

(a)             all costs, charges and expenses (including legal and other fees on a full indemnity basis and all other miscellaneous expenses) incurred by the Pledgee in connection with the preparation, execution and registration of this Agreement and any other necessary document related hereto, any amendment to or extension of this Agreement or any consent or waiver made as to this Agreement; and

(b)             all costs, charges and expenses (including legal and other fees on a full indemnity basis and all other out-of-pocket expenses) incurred by the Pledgee in exercising any of its rights or powers hereunder or in suing for or seeking to recover any sums due hereunder or otherwise preserving or enforcing its right hereunder or in defending any claims brought against it in respect of this Agreement or in releasing this Agreement upon payment of all monies hereby secured, and until payment of the same in full, all such costs, charges and expenses shall be secured by this Agreement.

9. INDEMNITY

The Pledgors shall indemnify the Pledgee against all the losses, liabilities, damages,

costs and expenses incurred by it in the execution or performance of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which may be incurred, sustained or arise in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of the Pledgors or the Company herein contained or in respect of any matter or thing done or omitted relating in any way whatsoever to the Share Interest.

10. FURTHER ASSURANCE

10.1                                Further Assurance. The Pledgors and the Company shall at any time and from time to time (whether before or after the security hereby created shall have become enforceable) execute such further legal or other mortgages, charges or assignments and do all such transfers, assurances, acts and things as the Pledgee may reasonably require over or in respect of the Share Interest to secure all monies, obligations and liabilities hereby covenanted to be paid or hereby secured or for the purposes of perfecting and completing any assignment of the Pledgee’s rights, benefits or obligations hereunder. The Pledgors and the Company shall also give all notices, orders and directions in respect of the Share Interest which the Pledgee may reasonably require from time to time to make this Agreement have the full force and effect.

10.2                                Enforcement of the Pledgee’s Rights. Once the enforcement conditions secured hereunder are fulfilled, the Pledgors and the Company shall do or permit to be done everything which the Pledgee may from time to time require to be done for the purpose of enforcing the Pledgee’s rights hereunder and shall allow the names of the Pledgors and the Company (as the case may be) to be used as and when required by the Pledgee for that purpose.

11. POWER OF ATTORNEY

The Pledgors and the Company hereby irrevocably appoint the Pledgee by way of security to be their attorney (with full power of substitution) and in their name or otherwise on their behalf and as their act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required for carrying out any obligations imposed on the Pledgors and the Company hereunder or for exercising any of the powers hereby conferred or for giving to the Pledgee the full benefit of this security so that the appointment hereby made shall operate to confer on the Pledgee authority to do on behalf of the Pledgors or the Company (as the case may be) anything which it can lawfully do by an attorney. The Pledgors and the Company ratifies and confirms and agrees to ratify and confirm any deed, instrument, act or thing which such attorney or substitute may execute or do.

12. SUSPENSE ACCOUNT

The Pledgee may place and keep any monies received by virtue of this Agreement (whether before or after the insolvency or liquidation of the Pledgors) to the credit of a suspense account for so long as the Pledgee may think fit in order to preserve the rights of the Pledgee to sue or prove for the whole amount of its claims against the Pledgors or any other person. Any security created hereunder shall be deemed to extend to all the sums, rights, interests and benefits in such suspense account.

13. WAIVER AND SEVERABILITY

No failure or delay by the Pledgee in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Agreement, shall not be affected or impaired thereby.

14. TERM OF THE AGREEMENT

14.1                                This Agreement shall be terminated when and until the Company is split and listed at an internationally recognized stock transaction market (including Hong Kong and USA).

14.2                                The termination of this Agreement shall be without prejudice to any right or legal liability hereunder accrued up to the date of such termination.

15. MISCELLANEOUS

15.1                                Continuing Obligations. The liabilities and obligations of the Pledgors and the Company under this Agreement shall remain in force notwithstanding any act, omission, event or circumstance whatsoever, until full, proper, valid payment and discharge of the Secured Obligations.

15.2                                Protective Clauses. Without limiting Clause 15.1, neither the liability of the Pledgors and the Company nor the validity or enforceability of this Agreement shall be prejudiced, affected or discharged by:

15.2.1              the granting of any time or indulgence to the Pledgors or any other person;

15.2.2              any variation or modification of the Contract or any other document referred to therein;

15.2.3              the invalidity or unenforceability of any obligation or liability of the Pledgors under the Contract;

15.2.4              any invalidity or irregularity in the execution of the Contract or this Agreement;

15.2.5              the insolvency or liquidation or any incapacity or limitation or any change in the constitution or status of the Pledgors;

15.2.6              any other guarantee or other security or right or remedy being or becoming held by or available to the Pledgee or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by the Pledgee at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same;

15.2.7              any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against the Pledgors or any other person or any compromise, arrangement or settlement with any of the same;

15.2.8              any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Agreement or the liability of the Pledgors hereunder.

15.3                                Unrestricted Right of Enforcement. This Agreement may be enforced without the Pledgee first having recourse to any other security or rights or taking any other steps or proceedings against the Pledgors or the Company or any other person or may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

15.4                                Discharges and Releases. Notwithstanding any discharge, release or settlement from time to time between the Pledgee and the Pledgors or the Company, if any security, disposition or payment granted or made to the Pledgee in respect of the Secured Obligations by the Pledgors or the Company or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Pledgee shall be entitled hereafter to enforce this Agreement as if no such discharge, release or settlement had occurred.

15.5                                Amendment. Any amendment or waiver of any provision of this Agreement and any waiver of any default under this Agreement shall only be effective if made in writing and signed by the Pledgee.

15.6                                Counterparts. This Agreement may be executed by the Parties in any number of counterparts and on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall constitute one and the same instrument.

16. ASSIGNMENT

16.1                                Assignment by the Pledgors and the Company. Without the prior written consent of the Pledgee, the Pledgors and the Company shall not assign any of their rights or obligations hereunder.

16.2                                Assignment by the Pledgee. The Pledgors and the Company agree that the Pledgee may transfer all or part of its rights hereunder to any person upon notice to the Pledgors and the Company.

17. NOTICES

Each notice, demand or other communication to be given or made under this Agreement shall be in writing and delivered or sent to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five days’ prior written notice specified to the other party):

To the Pledgor:	King Reach

Address:	3/F, 18 Pak Sha Road, Causeway Bay, Hong Kong

Fax:	852-3580 0775

Attention:	the Board of Directors

To the Pledgor:	Great Faith

Address:	3/F, 18 Pak Sha Road, Causeway Bay, Hong Kong

Fax:	852-3580 0775

Attention:	the Board of Directors

To the Pledgor:	AllStrong

Address:	Rooms 602-603, 6/F, Opulent Building, 402-406 Hennessy Road, Hong Kong

Fax:	852-2833 0190

Attention:	the Board of Directors

To the Company:	Dragon Joyce Limited

Address:	P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands

Fax:	852-2869 8960

Attention:	the Board of Directors

To the Pledgee:	VODone Limited

Address:	Room 3006, 30F, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong

Fax:	852-2869 8960

Attention:	the Board of Directors

Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address; and (b) if given or made by facsimile, when dispatched, provided that, if such day is not a working day in the place to which it is sent, such notice, demand or other communication shall be deemed delivered on the next following working day at such place.

18. GOVERNING LAWS AND JURISDICTION

18.1                                Law. This Agreement and the rights and obligations of the Parties hereunder shall be governed by and construed in accordance with the laws of Hong Kong.

18.2                                No Limitation on Right of Action. Nothing herein shall limit the right of the Pledgee to commence any legal action against the Pledgors and/or the Company and/or its property in any other jurisdiction or to serve process in any manner permitted by law, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

18.3                                Waiver; Final Judgment Conclusive. Each Pledgor and the Company also agree that a final judgment against them in any legal action shall be final and conclusive and may be enforced in any other jurisdiction (if and to the extent permitted by the applicable law), and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

18.4                                Process Agent. The Pledgors and the Company hereby irrevocably appoint Acumen Consulting Limited (address, telephone number and fax number: 1/F Sunning Plaza, 10 Hysan Avenue, Causeway Bay, Hong Kong; tel.: 28946622; fax: 25043308) as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in Hong Kong.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto and is hereby executed and delivered on the day and year first above written.

Pledgors			(affix company seal)
Signed for and on behalf of King Reach Limited)
[affixed with company chop]
By	/s/ Chang Tat Joel	)	[affixed with common seal]
In the presence of Chu Hei)
(affix with company chop)

Signed for and on behalf of Great Faith Group Limited)
[affixed with company chop]
By	/s/ Chang Tat Joel	)	[affixed with common seal]
In the presence of Chu Hei)
(affix with company chop)

Signed for and on behalf of Allstrong Investments Limited)
[affixed with company chop]
By	/s/ Chang Tat Joel	)	[affixed with common seal]
In the presence of Chu Hei)
(affix with company chop)

Company
Signed for and on behalf of Dragon Joyce Limited)
[affixed with company chop]
By	/s/ Chang Tat Joel	)	[affixed with common seal]
In the presence of Chu Hei)
(affix with company chop)

Pledgee
Signed for and on behalf of VODone Limited)
[affixed with company chop]
By	/s/ Sin Hendrick	)	[affixed with common seal]
In the presence of Lau Yik Chi, Solicitor, Hong Kong SAR, Jones Day [affixed with a chop)
(affix with company chop)

Annex 1

General Information on the Company

Part A (when this Agreement is signed)

Company name: Dragon Joyce Limited

Registered address: P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands

Statutory share capital: USD 50,000, divided into 50,000 ordinary shares with a par value of USD 1 per share

Issued share capital: USD 1,000, divided into 1,0000 ordinary shares with a par value of USD 1

Shareholding structure:

Shareholder name	Shareholding percentage
King Reach	83.3%
Great Faith	9.6%
Allstrong	7.1%
Total	100%

Part B (when this Agreement becomes effective)

Company name: Dragon Joyce Limited

Registered address: P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands

Statutory share capital: USD 50,000, divided into 50,000 ordinary shares with a par value of USD 1 per share

Issued share capital: USD 1,000, divided into 1,0000 ordinary shares with a par value of USD 1

Shareholding structure:

Shareholder name	Shareholding percentage
King Reach	25%
Great Faith	5%
Allstrong	0%
VODone	70%
Total	100%

Annex 2

Instrument of Transfer, Board Resolution and Notice about Withdrawal of Directors

DRAGON JOYCE LIMITED

(Incorporated in the British Yirgin Islands with limited liability)

(“Company”)

RESOLUTIONS IN WRITING OF ALL THE DIRECTORS OF THE COMPANY MADE PURSUANT TO ARTICLE OF THE COMPANY’S ARTICLES OF ASSOCIATION

TRANSFER OF SHARE

It is resolved that subject to the receipt by the Company of a duly executed instrument of transfer, the transfer of shares of US$1.00 in the capital of the Company (representing     % of the issued share capital of the Company) from the following parties:

1.

2,

3.

to VODone Limited be and is hereby approved.

It is further resolved that subject as aforesaid, the said transfer be registered in the Register of Transfers and the name of the transferee be entered into the Register of Members of the Company as the holder of the said shares and that any one of the directors of the Company be authorized to sign, seal and issue the relevant share certificate to the transferee.

It is further resolved that the old share certificates issued to the aforesaid parties representing the said shares of the Company be cancelled.

Dated this     day of     , 2009

King Reach Limited	Great Faith Group Limited

Allstrong Investments Limited

INSTRUMENT OF TRANSFER

DRAGON JOYCE LIMITED

We Great Faith Group Limited of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Island in consideration of US$1.00 paid to us by (name in full) VODone Limited of (full address)                                           (hereinafter called “the said Transferee”) do hereby transfer to the said Transferee                       shares standing in our name in the Register of Dragon Joyce Limited to hold unto the said Transferee its Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution gereif.  And we the said Transferee do hereby agree to take the said share subject to the same conditions.

Witness our hands the            day of                ,                   2009

Witness to the signature of	)	For and on behalf of
	)	Great Faith Group Limited
on behalf of Great Faith Group Limited	)
Witness’ signature	)
Address	)
)
	)	Director/Authorised Signatory
Occupation	)	(Transferor)
)

Witness to the signature of	)	For and on behalf of
	)	VODone Limited
on behalf of VODone Limited	)
Witness’ signature	)
Address	)
)
)
Occupation	)	Director/Authorised Signatory
	)	(Transferee)

INSTRUMENT OF TRANSFER

DRAGON JOYCE LIMITED

We King Reach Limited of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Island in consideration of US$1.00 paid to us by (name in full) VODone Limited of (full address)                                                               (hereinafter called “the said Transferee”) do hereby transfer to the said Transferee                                 shares standing in our name in the Register of Dragon Joyce Limited to hold unto the said Transferee its Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution gereif.  And we the said Transferee do hereby agree to take the said share subject to the same conditions.

Witness our hands the           day of                  , 2009

Witness to the signature of	)	For and on behalf of
	)	King Reach Limited
on behalf of King Reach Limited	)
Witness’ signature	)
Address	)
)
	)	Director/Authorised Signatory
Occupation	)	(Transferor)
)

Witness to the signature of	)	For and on behalf of
	)	VODone Limited
on behalf of VODone Limited	)
Witness’ signature	)
Address	)
)
)
Occupation	)	Director/Authorised Signatory
	)	(Transferee)

INSTRUMENT OF TRANSFER

DRAGON JOYCE LIMITED

We Allstrong Investments Limited of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands in consideration of US$1.00 paid to us by (name in full) VODone Limited of (full address)                                                       (hereinafter called “the said Transferee”) do hereby transfer to the said Transferee                          shares standing in our name in the Register of Dragon Joyce Limited to hold unto the said Transferee its Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution gereif.  And we the said Transferee do hereby agree to take the said share subject to the same conditions.

Witness our hands the           day of                 , 2009

Witness to the signature of	)	For and on behalf of
	)	Allstrong Investments Limited
on behalf of Allstrong Investments	)
Limited	)
Witness’ signature	)
Address	)
	)	Director/Authorised Signatory
	)	(Transferor)
Occupation	)

Witness to the signature of	)	For and on behalf of
	)	VODone Limited
on behalf of VODone Limited	)
Witness’ signature	)
Address	)
)
)
	)	Director/Authorised Signatory
Occupation	)	(Transferee)

To: The Board of Directors

Dear Sirs,

Re: Resignation of Directors

We do hereby withdraw our appointment of the following person(s) as director(s) of Dragon Joyce Limited:

The withdrawal of the appointment is effective from                                                    .

For and on behalf of:

Director
King Reach Limited

To: The Board of Directors

Dear Sirs,

Re: Resignation of Directors

We do hereby withdraw our appointment of the following person(s) as director(s) of Dragon Joyce Limited:

The withdrawal of the appointment is effective from                                                     .

For and on behalf of:

Director
Great Faith Group Limited

To: The Board of Directors

Dear Sirs,

Re: Resignation of Directors

We do hereby withdraw our appointment of the following person(s) as director(s) of Dragon Joyce Limited:

The withdrawal of the appointment is effective from                                                     .

For and on behalf of:

Director
Allstrong Investments Limited

Annex 3

Supplementary Agreement to Pledge Agreement

THIS SUPPLEMENTARY AGREEMENT is made and entered into as of               by the following parties:

(1)             King Reach Limited (BVI Commercial Registration No.         ), a company limited duly registered and validly existing in the British Virgin Islands , having its registered address at               , British Virgin Islands (“King Reach”);

(2)             Great Faith Group Limited, a company limited duly registered and validly existing in             , having its registered address at                      (“Great Faith”);

(3)             Allstrong Investments Limited, a company limited duly registered and validly existing in             , having its registered address at                      (“Allstrong”);

(King Reach, Great Faith and Allstrong are hereinafter collectively referred to as the “Pledgors”);

(4)             VODone Limited, a company limited duly registered in Bermuda and listed at the Stock Exchange of Hong Kong Limited (“SEHK”) (stock code: 00082), with its principal place of business at Room 3006, 30F, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong (hereinafter referred to as the “Pledgee”);

(5)             Dragon Joyce Limited, a limited liability company duly registered under the laws of the British Virgin Islands, having its registered address at P.O. Box 933, 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands (hereinafter referred to as the “Company”).

WHEREAS,

1.                  Pursuant to an equity pledge agreement dated     , 2009 by and among the parties (“Equity Pledge Agreement”), the Pledgors undertake to pledge to the Pledgee the share interest formed by the further capital contributions made by the Pledgors to the Company pursuant to the Articles of Association and laws after signing of the Equity Pledge Agreement.

2.                  The Pledgors have recently made further capital contributions of USD        to the Company.

NOW, THEREFORE, the parties hereby agree below:

1.                  PLEDGE OF SHARE INTEREST

The Pledgors confirm that the share interest pledged under the Equity Pledge

Agreement shall be all their share interest in the Company as of the signing date of this Supplementary Agreement, including the new share interest resulting from the said new capital contribution (“New Share Interest”) as if the New Share Interest was a part of the share interest pledged under the Equity Pledge Agreement.

The Pledgors agree to sign the document in Annex A when signing this Supplementary Agreement and deliver the same along with the share certificate original of the New Share Interest to the Pledgee for custody.

2. PLEDGE PROCEDURES

If stipulated by applicable laws, the Pledgors and the Company shall, within fifteen (15) days after signing of this Supplementary Agreement, obtain all the approvals, registrations and filings necessary to improve the pledge hereunder. The Company shall put the equity pledge hereunder on the Company’s records on the signing date of this Supplementary Agreement.

3. Entirety of Equity Pledge Agreement

3.1           This Supplementary Agreement constitutes an integral part of the Equity Pledge Agreement. All the terms of the Equity Pledge Agreement shall be extended and apply to the pledge of the New Share Interest. In case of any inconsistency between the provisions of the Equity Pledge Agreement and the provisions of this Supplementary Agreement, the latter shall prevail.

3.2           Except as otherwise provided for herein, all the contents of the Equity Pledge Agreement shall remain in full force and effect.

3.3           The bold, italic terms defined in the Equity Pledge Agreement, whenever used herein, shall have the same meanings as ascribed to them in the Equity Pledge Agreement.

In witness whereof, the parties hereto have caused this Agreement to be executed by their respective authorized representatives as of the date first above written.

Pledgors

Signed for and on behalf of King Reach Limited/Great Faith Group Limited/Allstrong Investments Limited)

By                                   )

In the presence of                             )

(company seal)

Company

Signed for and on behalf of Dragon Joyce Limited)

By                                   )

In the presence of                             )

(company seal)

Pledgee

Signed for and on behalf of VODone Limited)

By                                   )

In the presence of                             )

(company seal)

Annex A

Instrument of Transfer, Board Resolution and Notice about Withdrawal of Directors

DRAGON JOYCE LIMITED

(Incorporated in the British Yirgin Islands with limited liability)

(“Company”)

RESOLUTIONS IN WRITING OF ALL THE DIRECTORS OF THE COMPANY MADE PURSUANT TO ARTICLE OF THE COMPANY’S ARTICLES OF ASSOCIATION

TRANSFER OF SHARE

It is resolved that subject to the receipt by the Company of a duly executed instrument of transfer, the transfer of shares of US$1.00 in the capital of the Company (representing           % of the issued share capital of the Company) from the following parties:

1.

2,

3.

to VODone Limited be and is hereby approved.

It is further resolved that subject as aforesaid, the said transfer be registered in the Register of Transfers and the name of the transferee be entered into the Register of Members of the Company as the holder of the said shares and that any one of the directors of the Company be authorized to sign, seal and issue the relevant share certificate to the transferee.

It is further resolved that the old share certificates issued to the aforesaid parties representing the said shares of the Company be cancelled.

Dated this day of , 2009

King Reach Limited	Great Faith Group Limited

Allstrong Investments Limited

INSTRUMENT OF TRANSFER

DRAGON JOYCE LIMITED

We Great Faith Group Limited of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Island in consideration of US$1.00 paid to us by (name in full) VODone Limited of (full address)                                                                   (hereinafter called “the said Transferee”) do hereby transfer to the said Transferee           shares standing in our name in the Register of Dragon Joyce Limited to hold unto the said Transferee its Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution gereif.  And we the said Transferee do hereby agree to take the said share subject to the same conditions.

Witness our hands the          day of                  ,2009

Witness to the signature of	)	For and on behalf of
	)	Great Faith Group Limited
on behalf of Great Faith Group Limited	)
Witness’ signature	)
Address	)
)
	)	Director/Authorised Signatory
Occupation	)	(Transferor)
)

Witness to the signature of	)	For and on behalf of
	)	VODone Limited
on behalf of VODone Limited)
Witness’ signature	)
Address	)
)
)
Occupation	)	Director/Authorised Signatory
	)	(Transferee)

INSTRUMENT OF TRANSFER

DRAGON JOYCE LIMITED

We King Reach Limited of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Island in consideration of US$1.00 paid to us by (name in full) VODone Limited of (full address)                                                                  (hereinafter called “the said Transferee”) do hereby transfer to the said Transferee                shares standing in our name in the Register of Dragon Joyce Limited to hold unto the said Transferee its Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution gereif.  And we the said Transferee do hereby agree to take the said share subject to the same conditions.

Witness our hands the           day of             , 2009

Witness to the signature of	)	For and on behalf of
	)	King Reach Limited
on behalf of King Reach Limited	)
Witness’ signature	)
Address	)
)
	)	Director/Authorised Signatory
Occupation	)	(Transferor)
)
Witness to the signature of	)	For and on behalf of
	)	VODone Limited
on behalf of VODone Limited	)
Witness’ signature	)
Address	)
)
)
Occupation	)	Director/Authorised Signatory
	)	(Transferee)

INSTRUMENT OF TRANSFER

DRAGON JOYCE LIMITED

We Allstrong Investments Limited of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands in consideration of US$1.00 paid to us by (name in full) VODone Limited of (full address)                                                        (hereinafter called “the said Transferee”) do hereby transfer to the said Transferee             shares standing in our name in the Register of Dragon Joyce Limited to hold unto the said Transferee its Executors, Administrators or Assigns, subject to the several conditions upon which we hold the same at the time of execution gereif. And we the said Transferee do hereby agree to take the said share subject to the same conditions.

Witness our hands the          day of            , 2009

Witness to the signature of	)	For and on behalf of
	)	Allstrong Investments Limited
on behalf of Allstrong Investments Limited	)
Witness’ signature	)
Address	)
	)	Director/Authorised Signatory
	)	(Transferor)
Occupation	)
)

Witness to the signature of	)	For and on behalf of
	)	VODone Limited
on behalf of VODone Limited	)
Witness’ signature	)
Address	)
)
)
Occupation	)	Director/Authorised Signatory
	)	(Transferee)

To: The Board of Directors

Dear Sirs,

Re: Resignation of Directors

We do hereby withdraw our appointment of the following person(s) as director(s) of Dragon Joyce Limited:

The withdrawal of the appointment is effective from                                                    .

For and on behalf of:

Director
King Reach Limited

To: The Board of Directors

Dear Sirs,

Re: Resignation of Directors

We do hereby withdraw our appointment of the following person(s) as director(s) of Dragon Joyce Limited:

The withdrawal of the appointment is effective from                                                     .

For and on behalf of:

Director
Great Faith Group Limited

To: The Board of Directors

Dear Sirs,

Re: Resignation of Directors

We do hereby withdraw our appointment of the following person(s) as director(s) of Dragon Joyce Limited:

The withdrawal of the appointment is effective from                                                     .

For and on behalf of:

Director
Allstrong Investments Limited